UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C

(RULE 14c-101)

INFORMATION REQUIRED IN Information STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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☒	Definitive Information Statement

REED’s, INC.

(Name of Registrant as Specified in its Charter)

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501 Merritt 7 Corporate Park, Norwalk, Connecticut 06851

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF INFORMATION STATEMENT AND

ANNUAL REPORT ON FORM 10-K FOR FISCAL YEAR 2023

WE ENCOURAGE YOU TO ACCESS AND REVIEW ALL OF THE IMPORTANT INFORMATION CONTAINED IN THE INFORMATION STATEMENT. COPIES OF THE INFORMATION STATEMENT AND ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT URL: https://www.okapivote.com/REEDS

Dear Stockholder.:

As of December 30 2024, D&D Source of Life Holding, Ltd., the stockholder of our company that owned a majority of the outstanding shares of our common stock, $0.0001 par value, as of November 21, 2024, approved the following corporate actions (the “Actions”) by written consent in lieu of conducting an annual meeting of stockholders: (1) election of Shufen Deng, Norman E. Snyder, Jr., Lewis Jaffe, Randle Lee Edwards, and Sam Van to serve a one-year term until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification; (2) ratification of the selection of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; (3) amendment to our Amended and Restated Bylaws giving the Chairman of our board of directors or holders of the majority of our common stock the right to call special meetings of stockholders, giving the Chairman the right to call special meeting of the board, and giving the holders of the majority of our common stock the right to fill vacancies on our board; and (4) amendment to our Certificate of Incorporation decreasing the authorized shares of common stock from 180,000,000 to 60,000,000. The foregoing Actions were unanimously approved by our board of directors.

As permitted by the Federal securities laws, we are making the Information Statement concerning the foregoing Actions as well as our Annual Report on Form 10-K for fiscal year ending December 31, 2023, (“Form 10-K”), available to our stockholders via the Internet instead of mailing printed copies of these materials to each stockholder. As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we are relying on this Notice of Internet Availability rules to provide required information to our stockholders. In accordance with this rule, stock of record, at the close of business as of November 21, 2024, will be mailed a Notice of Internet Availability of Information Statement and Form 10-K (“Notice”) on or about December 31, 2023. The Notice contains instructions on how to access our Information Statement and Form 10-K online. If you received this Notice by mail, you will not receive a printed copy of the Information Statement and Form 10-K by mail, unless you request printed materials as explained below. If you wish to receive printed materials, you should follow the instructions for requesting such materials at no charge to you contained below.

You can request printed materials of Information Statement and Form 10-K by any of following means:

(1) By Email: Email a request to info@okapipartners.com

(2) By Telephone: (877) 869-0171

(3) By Internet: Send request at Contact at URL: https://www.okapivote.com/REEDS

If your shares are held in certificate or book entry form, please contact our transfer agent:

Carolyn Hall

Transfer Online, Inc.

512 SE Salmon St.

Portland, OR 97214

503.227.2950

If your shares are held in a brokerage account or trust account, please contact your broker or trustee for further assistance.

THIS NOTICE WILL ENABLE YOU TO ACCESS

MATERIALS FOR INFORMATIONAL PURPOSES ONLY

501 Merritt 7 Corporate Park, Norwalk, Connecticut 06851

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

To Our Stockholders:

This Information Statement is first being furnished on or about December 31, 2024 to the holders of record of the outstanding common stock, $0.0001 par value per share on November 21, 2024 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Information Statement relates to actions taken by written consent in lieu of a meeting, on December 30, 2024, (the “Written Consent”) by D&D Source of Life Holding, Ltd., the stockholder of our company that owned a majority of the outstanding shares of Common Stock (“D&D” or the “Majority Stockholder”) as of November 21, 2024 (the “Record Date”). Except as otherwise indicated by the context, references in this Information Statement to “Reed’s”, the “company,” “we,” “us,” or “our” are references to Reed’s, Inc.

The Written Consent constitutes the consent of a majority of the total number of shares of outstanding common stock and is sufficient under the General Corporation Law of the State of Delaware (“DGCL”) and our Bylaws to approve the actions described herein. Accordingly, they are not presently being submitted to our other stockholders for a vote. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the actions described herein will not be implemented until a date at least 20 days after the date on which this Information Statement has been first mailed to the stockholders.

The Written Consent:

1. elected Shufen Deng, Norman E. Snyder, Jr., Lewis Jaffe, Randle Lee Edwards, and Sam Van to serve a one-year term as directors until their respective successors are duly elected and qualified or until their death, resignation, removal or disqualification;

2. ratified the selection of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

3. amended our Amended and Restated Bylaws (“Bylaws”) giving the Chairman of our board of directors or holders of the majority of shares of our Common Stock the right to call special meetings of stockholders, giving the Chairman the right to call special meeting of the board, and further giving the holders of the majority of shares of our Common Stock the right to fill vacancies on our board;

4. amended our Certificate of Incorporation, as amended, (our “Certificate”) decreasing the authorized shares of common stock, $0.0001 par value, from 180,000,000 to 60,000,000.

As described in this Information Statement, the foregoing actions were approved unanimously by our board and subsequently by the Majority Stockholder by Written Consent.

We are providing this Information Statement to our stockholders over the Internet. This reduces our environmental impact and our costs while ensuring our stockholders have timely access to this important information. Accordingly, stockholders of record at the close of business on November 21, 2024, will receive the Notice with details on accessing these materials. Beneficial owners of Reed’s common stock at the close of business on November 21 2024, will receive separate notices on behalf of their brokers, banks or other intermediaries through which they hold shares.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING STOCKHOLDERS OF THE MATTERS DESCRIBED HEREIN PURSUANT TO SECTION 14(C) OF THE EXCHANGE ACT AND THE REGULATIONS PROMULGATED THEREUNDER, INCLUDING REGULATION 14C.

December 31, 2024	For the Board of Directors

/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr.
Chief Executive Officer

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MAJORITY STOCKHOLDER

On the record date, the company had 30,665,365 shares of common stock outstanding and D&D held 26,907,401 shares of common stock, representing 87.7% of Reed’s issued and outstanding common stock.

ELECTION OF DIRECTORS

Our Bylaws provide that the number of directors on the board shall be not less than one or more than nine. The board is empowered to fix the number of directors from time to time and it is currently set at five.

On November 1, 2024, the board unanimously recommended the election of Shufen Deng, Norman E. Snyder, Jr., Randle Lee Edwards, Lewis Jaffe and Sam Van to the stockholders. The election each of Shufen Deng, Norman E. Snyder, Jr., Randle Lee Edwards, Lewis Jaffe and Sam Van was approved pursuant to the Written Consent and each of them will serve as a director until our 2025 annual stockholders’ meeting and until their respective successors are duly elected and qualified or earlier resignation or removal.

DirectorS

All director nominees are currently serving as members of the board. The names and ages of the nominees are set forth in the table below:

Name	Age	Position
Shufen Deng	60	Chairman
Norman E. Snyder, Jr.	63	Director, Chief Executive. \Officer
Lewis Jaffe	67	Director
Randle Lee Edwards	59	Director
Sam Van	46	Director

Biographies

Shufen Deng was appointed to the board on July 7, 2023. Mrs. Deng is the sole shareholder and director of the Majority Stockholder. Ms. Deng is the Majority Stockholder’s non-independent designee. From April 2017 through March 2021, Ms. Deng served as Chairman and General Manager of Baolingbao Biology Co., Ltd. (China), and she continues to serve as a member of its board of directors and as a member of its compensation committee. Prior, she served for seven years as a judge in China.

Norman E. Snyder, Jr. was appointed as Chief Executive Officer and director of Reed’s effective March 1, 2020. Prior to his promotion, Mr. Snyder served as Chief Operating Officer of Reed’s from September 2019 through February 29, 2020. Prior to joining Reed’s, Mr. Snyder served as President and Chief Executive Office for Avitae USA, LLC, an emerging premium new age beverage company that markets and sells a line of ready-to-drink caffeinated waters. Prior to Avitae, he served as the President and Chief Operating Officer for Adina For Life, Inc., President and Chief Executive Officer of High Falls Brewing Company, and Chief Financial Officer, and later Chief Operating Officer of South Beach Beverage Company, known as SoBe. In prior experience, Mr. Snyder served as Controller for National Football League Properties, Inc. and in various roles at PriceWaterhouseCoopers during an eight-year tenure. Mr. Snyder earned a B.S. in Accounting from the State University of New York at Albany.

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Lewis Jaffe is the board’s governance expert. He has served as a director of Reed’s since October 19, 2016. Since August 2014, Mr. Jaffe has been teaching as an Executive-in-Residence and Clinical Faculty at the Fred Kiesner Center for Entrepreneurship, Loyola Marymount University. Since January 2010, Mr. Jaffe has served as Chairman of the board for FitLife Brands Inc. (FTLF:OTCBB) and serves on its audit, compensation and governance committees. Since 2006 he has served on the board of York Telecom, a private equity owned company, and serves on its compensation and governance committees. From 2006 to 2008 Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and he was also previously a Managing Director of Arthur Andersen. Mr. Jaffe was the co-founder of MovieMe Network. Mr. Jaffe also served on the board of Benihana, Inc. as its lead independent director from 2004 to 2012.

Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Master’s Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program.

Randle Lee Edwards is a corporate attorney with over 25 years of experience practicing in New York and China. He has advised Chinese, U.S., and European companies on a broad range of public and private M&A transactions, including public mergers, stock and asset acquisitions and dispositions, venture capital and private equity deals, as well as the establishment or dissolution of joint ventures. He has served as a member of the supervisory board of Whirlpool (China) Co. Ltd. (Shanghai, China) since March 2023. Previously, he served as Of Counsel to Sherman & Sterling LLP (Beijing, China), from January 2020 to March 2021. Mr. Edwards was a partner at Sherman & Sterling, LLP from January 2001 to December 2019. Mr. Edwards is proficient in Mandarin and is a member of the State Bar of New York. Mr. Edwards holds a J.D. from Columbia University School of Law and a B.A from Columbia College.

Sam Van is the founder and Chief Executive Officer of SRO Partners. Prior, from 2023 through 2024, he served as Senior Vice President, Head of Advisory Services at Freedom U.S. Markets. From 2017 through 2023, he was the President and a Director of Deltec Investment Advisor Limited. Mr. Van brings extensive expertise in capital markets, business development, and regulatory compliance, having held leadership roles at the New York Stock Exchange, FINRA, and Global Markets Advisory Group, among others. Mr. Van served as a director and member of audit and nominating committees of Phoenix Motor Inc. (Nasdaq: PEV) from 2022-2024. Mr. Van currently serves on the board of directors of Relm Insurance Ltd Relm Insurance, a private company based in the Bermuda. He also serves as a Senior Board Advisor at RKtech, a prominent international software company in Vietnam. Mr. Van holds an MBA from Cornell University and a Bachelor of Science in Finance from St. John’s University.

Independence of Director Nominees

Our board has affirmatively determined, after considering all the relevant facts and circumstances, upon recommendation from the governance committee, that each of Lewis Jaffe, Randle Lee Edwards and Sam Van are independent, as “independence” is defined under the applicable rules and regulations of the SEC and the listing standards of Nasdaq, and does not have a relationship with us (either directly or as a partner, stockholder, or officer of an organization that has a relationship with us) that would interfere with their exercise of independent judgment in carrying out their responsibilities as directors.

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Arrangements and Understandings for Director Nominations

D&D was the lead investor in Reed’s PIPE transaction which closed on March 25, 2023. As part of the PIPE transaction, the parties entered into a shareholders agreement dated May 25, 2023, pursuant to which the company agreed to support D&D’s nomination of up to two board designees, one of which was required to be an independent director, subject to recommendation of the governance committee of the board. Further, pursuant to the shareholder agreement, (i) D&D was granted customary preemptive rights to purchase its pro rata portion of the equity securities offered by the company from time to time and (ii) the parties agreed to cooperate on a joint venture to introduce and market Reed’s products in the Asian market, with particular focus on the Greater China Area, and to develop a new Omega-3 beverage product.

Subsequently, D&D invested $3,000,000 in the company’s SAFE vehicles. Pursuant to its SAFE, (i) D&D’s director designation rights were reaffirmed and expanded to include one additional independent director. Further, the parties agreed to limit the size of the board to nine (9) directors and to maintain D&D’s director designation rights so long as D&D continues to beneficially owns 25% or more of the company’s issued and outstanding common stock.

Mrs. Deng, the sole shareholder and sole director of D&D, is a director designee of D&D.

Messrs. Edwards and Van are D&D’s independent director designees. Our board has determined this relationship does not interfere with either of their independence.

To our knowledge, there is no other arrangement or understanding between any of our directors and any other person, including officers and directors, pursuant to which the director was selected as a nominee.

Other Directorships

Other than Lewis Jaffe and Sam Van, no directors or director nominees of the company have been during the last five years or currently are directors of other issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act) or that are registered investment company.

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Skills and Qualifications of the Nominees

The board believes that the qualifications of the nominees, as set forth in their biographies, which are listed above, give them the qualifications and skills to serve as directors of the company.

Certain Legal Events

To our knowledge, none of our directors or director nominees has been involved in legal events that are required to be pursuant to Item 401(f) of Regulation S-K during the past ten years that are material to the person’s ability or integrity.

Material Adverse Events

To our knowledge, there are no current material legal proceedings in which a director, director nominee or any associate of these parties is adverse to the company or has a material interest adverse to the company or its subsidiaries.

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DIRECTOR COMPENSATION

Director Compensation

The following table summarizes the compensation paid to our non-employee directors for the year ended December 31, 2023:

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards	Non-Equity Incentive Plan Compensation	All Other Compensation	Total
John J. Bello*	$50,000		-	-	-	$50,000
Lewis Jaffe	$50,000		-	-	-	$50,000
James C. Bass*	$50,000		-	-	-	$50,000
Louis Imbrogno, Jr.*	$50,000		-	-	-	$50,000
Thomas W. Kosler*	$50,000		-	-	-	$50,000
Shufen Deng	$-	$-	-	-	-	$-
Randle Lee Edwards	$-	$-	-	-	-	$-
Leon M. Zaltzman*	$-	$-	-	-	-	$-

*Former Directors

BOARD STRUCTURE

Leadership Structure

The board does not have a policy as to whether the Chairman should be an independent director or a member of management. Instead, the board remains free to make this determination from time to time in a manner that seems most appropriate for the company. We currently have separate Chairman and Chief Executive Officer positions. Shufen Deng, who is a designee of the Majority Stockholder, is not an independent director and serves as Chairman. The current separation of the Chairman and Chief Executive Officer roles allows the Chief Executive Officer to focus his time and energy on operating and managing Reed’s and leverage the experience and perspectives of the Chairman. Our board has determined that its current structure, with separate Chairman and Chief Executive Officer roles is in the best interests of the company and its stockholders at this time.

The board believes its programs for overseeing risk, as described below under “Risk Oversight”, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of leadership structure.

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Board Composition

As of the date of this Information Statement, board has five directors and the following three standing committees: an audit committee, a compensation committee and a governance committee. The table below sets forth the composition of each of the committees of the board.

	Audit Committee	Compensation Committee	Corporate Governance Committee
Shufen Deng (1)		C
Norman E. Snyder, Jr.
Lewis Jaffe	M	M	C
Randle Lee Edwards	M	M	M
Sam Van	C	M	M

(1) Chairman of Board

C - Chairman of Committee

M - Member

Audit Committee

Our audit committee currently consists of Sam Van (Chair), Randle Lee Edwards and Lew Jaffe, each of whom is independent within the meaning of the rules of the SEC and Nasdaq rules. Our board has determined that, based on his professional qualifications and experience described above, Sam Van is an audit committee financial expert as defined under the rules of the SEC, and that each member of the audit committee is able to read and understand fundamental financial statements as required by Nasdaq rules.

The primary functions of the audit committee are to oversee: (i) the audit of our consolidated financial statements provided to the SEC and our stockholders; (ii) our internal financial and accounting processes; (iii) the independent audit process; and (iv) compliance with our Code of Ethics, as well as conflicts of interest and related party transactions. Additionally, the audit committee has responsibilities and authority necessary to comply with Rules 10A-3(b)(2), (3), (4), and (5) of the Exchange Act, concerning the responsibilities relating to: (a) registered public accounting firms, (b) complaints relating to accounting, internal accounting controls or auditing matters, (c) authority to engage advisors, and (d) funding. These and other aspects of the audit committee’s authority are more particularly described in the Audit Committee Charter.

Compensation Committee

Our compensation committee currently consists of Shufen Deng (Chair), Lewis Jaffe, Sam Van and Randle Lee Edwards. Lewis Jaffe, Sam Van and Randle Lee Edwards are each an independent director under Nasdaq rules, a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, and otherwise independent under the rules and regulations of the SEC.

The functions performed by the compensation committee include reviewing and approving all compensation arrangements for our executive officers and administering our equity incentive plans and programs. The compensation committee makes all final compensation decisions for our executive officers, including equity grants. The compensation committee expects to periodically review the approach to executive compensation and to make changes as competitive conditions and other circumstances warrant and will seek to ensure the company’s compensation philosophy is consistent with the company’s best interests and is properly implemented.

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The compensation committee determines or recommends to the board for determination the specific compensation of the company’s Chief Executive Officer and all of the company’s other executive officers. Although the compensation committee may seek the input of the company’s Chief Executive Officer in determining the compensation of the company’s other executive officers, the Chief Executive Officer may not be present during the voting or deliberations with respect to his compensation. The compensation committee considers several factors, including the achievement by the company of pre-established performance objectives, the general performance of the company and the individual officers and other factors that may be relevant.

The compensation committee has determined that no risks exist arising from the company’s compensation policies and practices for its employees that are reasonably likely to have a material adverse effect on the company. The compensation committee has the authority to retain a compensation consultant or other advisors to assist it in the evaluation of compensation and has the sole authority to approve the fees and other terms of retention of such consultants and advisors and to terminate their services.

Governance Committee

Our governance committee currently consists of Lewis Jaffe (Chair), Randle Lee Edwards and Sam Van, each of whom is an independent director under Nasdaq rules.

The governance committee identifies candidates for board membership. The governance committee seeks recommendations from existing board members, executive officers of the company. The governance committee further evaluates the qualifications of designees of the Majority Stockholder for recommendation to the board. The governance committee has no stated specific minimum qualifications that must be met by a candidate for a position on the board. While the governance committee does not have a formal policy on diversity, when considering the selection of director nominees, the governance committee considers individuals with diverse backgrounds, viewpoints, accomplishments, cultural backgrounds, and professional expertise, among other factors. The governance committee may, when appropriate, retain an executive search firm and other advisors to assist it in identifying candidates for the board.

In addition, the governance committee will consider any candidates that may have been recommended by any of the company’s stockholders who have made those recommendations in accordance with the procedures described in the company’s Bylaws. In addition, such stockholder recommendations must be accompanied by (i) such information about each prospective director nominee as would have been required to be included in a proxy statement filed pursuant to the rules of the SEC had the prospective director nominee been nominated by the board and (ii) that the prospective director nominee has consented to be named, if nominated, as a nominee and, if elected, to serve as a director.

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Committee Charters

We have adopted charters for the audit, compensation, and governance committees describing the authority and responsibilities delegated to each committee by our board. We post on our website, at www.drinkreeds.com (“Investor Relations” – “Governance”-“Governance Documents”), the charters of our audit, compensation, and governance committees and any other corporate governance materials contemplated by the SEC. These documents are also available in print to any stockholder requesting a copy in writing from our Chief Financial Officer at our executive offices set forth in this Information Statement.

Board Self-Evaluations

The board periodically conducts self-evaluations to assess its adherence to its corporate governance guidelines and committee charters and to identify opportunities to improve board performance.

Codes of Ethics

Our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer, are bound by a Principal Executive Officer and Senior Financial Officers Code of Ethics that complies with Item 406 of Regulation S-K of the Exchange Act. You may access our Principal Executive Officer and Senior Financial Officers Code of Ethics on our website at www.drinkreeds.com (“Investor Relations” – “Governance”-“Governance Documents” - Principal Executive Officer and Senior Financial Officers Code of Ethics”).

Pursuant to Nasdaq and SEC rules, we also adopted a code of ethical business conduct that applies to all of our directors, officers and employees. You may access our code of ethics on our website at www.drinkreeds.com (“Investor Relations” – “Governance”-“Governance Documents”- “Code of Ethics”). Additionally, the code of ethical business conduct is included as Exhibit 14.1 to the company’s Form 10-K, filed with the SEC on April 1, 2024.

Any stockholder who so requests may obtain free copies of our ethics codes by submitting a written request to Joann Tinnelly, our Chief Financial Officer. We intend to disclose any amendments to our codes and any waivers granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions via Form 8-K and on our website at www.drinkreeds.com, within four business days after the amendment or waiver. Any disclosure regarding an amendment or waiver will remain available on our website for at least 12 months after the initial disclosure.

There have been no waivers granted with respect to either of our codes to any such officers or employees.

Risk Oversight

Risk is inherent in every business. As is the case in virtually all businesses, we face a number of risks, including operational, economic, financial, legal, regulatory, and competitive risks. Our management is responsible for the day-to-day management of the risks we face. Our board, as a whole and through its committees, has responsibility for the oversight of risk management.

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Our board receives updates at least quarterly from senior management and periodically from outside advisors regarding the various risks we face including operational, cybersecurity, information technology, human capital, environmental, economic, financial, legal, regulatory and competitive risks. Our board also reviews the various risks we identify in our filings with the SEC, as well as risks relating to specific developments. Our management team maintains primary responsibility for the company’s risk management, and the board and its committees rely on the representations of management, the external audit of our financial and operating results, our systems of internal controls and our historically conservative practices when assessing the company’s risks.

The audit committee is primarily responsible for overseeing the risk management function, specifically with respect to management’s assessment of risk exposures (including risks related to liquidity, credit, operations, and regulatory compliance, among others), and the processes in place to monitor and control such exposures. The governance committee is responsible for monitoring the effectiveness of our corporate governance policies and the selection of prospective board members and their qualifications. Committees must report findings regarding material risk exposures to the board as quickly as possible.

Certain Policies

Equity Ownership

The company does not have a policy on equity ownership at this time.

Pledging of Shares

The ability of our directors and executive officers to pledge company stock for personal loans and investments is inherently related to their compensation due to our use of equity awards and promotion of an ownership culture. As such, the company has no policies in place preventing or limiting any officer or directors’ ability to pledge their stock.

Insider Trading

All employees, officers and directors of the company or any of our subsidiaries are subject to our blackout policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans.

Anti Hedging

We do not currently have practices or policies relating to hedging in our securities.

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Compensation Recovery and Clawback Policies

The board has adopted a clawback policy designed to comply with designed to comply with Section 10D of the Securities Exchange Act of 1934 (the “Exchange Act”) and Nasdaq Listing Rule 5608. We will continue to monitor regulations and trends in this area.

Awards granted under incentive compensation plans may be subject to forfeiture or recoupment as provided pursuant to any compensation recover or clawback policy adopted or maintained by the company from time to time.

Board and Committee Meetings

Our board has held 4 routine meetings during the fiscal year-ended December 31, 2023. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of our board and (ii) the total number of meetings held by all committees of our board on which such director was a member. Reed’s does not have a policy for board meeting or committee meeting attendance.

All of our directors other than Shufen attended our 2023 Annual Meeting of Stockholders.

Reed’s does not need a policy for attendance of board members at its annual meetings of stockholders. We encourage our directors to attend each annual meeting of stockholders.

We hold executive sessions in which non-employee directors will meet without the presence or participation of management, with at least one of such sessions including only independent directors. An independent director is selected to chair the executive sessions.

Delinquent Section 16A Reports

Under Section 16 of the Exchange Act, Reed’s directors, executive officers and any persons holding more than 10% of Reed’s common stock are required to report initial ownership of the Reed’s common stock and any subsequent changes in ownership to the SEC. Specific due dates have been established by the SEC, and Reed’s is required to disclose in this Proxy Statement any failure to file required ownership reports by these dates.

To our knowledge, based solely upon a review of forms and amendments filed with the SEC during and pertaining to our fiscal year ended December 31, 2023, the following individuals each filed one late Form 4 representing one transaction (unless otherwise noted): John J. Bello (two late Form 4 filings, each representing one transaction) and Leon M. Zaltzman. Christopher Burleson and Joann Tinnelly each filed one late Form 3 filing.

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Stockholder Communications

There have been no changes to the procedures by which stockholders may recommend nominees to our board.

Any stockholder may communicate with the board or an individual director by contacting Joann Tinnelly, Chief Financial Officer, 501 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, Subject: Communication to board of Directors. The Chief Financial Officer reviews correspondence and determines, at her discretion, whether matters submitted are appropriate for board consideration. The Chief Financial Officer may also forward certain communications elsewhere in the company for review and possible response. In particular, communications such as customer or commercial inquiries or complaints, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material will not be forwarded to the board.

AUDIT COMMITTEE REPORT

The audit committee assists the board in fulfilling its responsibilities for oversight of the integrity of Reed’s audited consolidated financial statements, our internal accounting and financial controls, our compliance with legal and regulatory requirements, the organization and performance of our internal audit function and the qualifications, independence and performance of our independent registered public accounting firm.

The management of Reed’s is responsible for establishing and maintaining internal controls and for preparing Reed’s audited consolidated financial statements. The independent registered public accounting firm is responsible for auditing the financial statements. It is the responsibility of the audit committee to oversee these activities.

The audit committee submits the following report for the year ended December 31, 2023:

The audit committee has reviewed and discussed with both management and the independent registered public accounting firm the audited consolidated financial statements as of and for the year ended December 31, 2023. The audit committee’s review included discussion with the auditors of the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board.

The audit committee has received the written disclosures and the letter from the independent auditors required by Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communication with audit committees Concerning Independence, and has discussed with the independent auditors matters relating to the auditors’ independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, for filing with the United States Securities and Exchange Commission.

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The Audit Committee of the Board*
Chairman and Audit Committee Financial Expert, Thomas W. Kosler
Lewis Jaffe
Louis Imbrogno, Jr.

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not incorporated by reference in any filing of the company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

* Members at time of issuance of the foregoing report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Party Transactions

Our independent directors review and approve in advance any proposed related person transactions.

For purposes of these procedures, “related person” and “transaction” have the meanings contained in Item 404 of Regulation S-K. The individuals and entities that are considered “related persons” include:

●	Directors and executive officers of Reed’s;
●	Any person known to be the beneficial owner of five percent or more of Reed’s common stock (a “5% Stockholder”); and
●	Any immediate family member, as defined in Item 404(a) of Regulation S-K, of a director, executive officer or 5% Stockholder.

In assessing a related party transaction brought before it for approval the independent directors consider, among other factors it deems appropriate, whether the related party transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The independent directors may then approve or disapprove the transaction in its discretion.

Any related party transaction will be disclosed in the applicable SEC filing as required by the rules of the SEC. There are no transactions required to be reported under Item 404(b) of Regulation S-K since the beginning of our last fiscal year where the policies and procedures did not require review, approval or ratification or were not followed.

In the ordinary course of business, we enter into offer letters with our executive officers. We have also entered into indemnification agreements with each of our directors and officers. The indemnification agreements and our certificate of incorporation and bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

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The following includes a summary of transactions since the beginning of fiscal 2023 or any currently proposed transaction, in which we were or are to be a participant and the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years and in which any related person had or will have a direct or indirect material interest (other than compensation described under “Executive Compensation”). We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to or better than terms available or the amounts that would be paid or received, as applicable, in arm’s-length transactions.

D&D Source of Life Holding, Ltd., “D&D” or the “Majority Stockholder”

D&D was the lead investor in Reed’s PIPE transaction which closed on March 25, 2023. As part of the PIPE transaction, the parties entered into a shareholders agreement dated May 25, 2023, pursuant to which Reed’s agreed to support D&D’s nomination of up to two board designees, one of which was required to be an independent director. Further, pursuant to the shareholder agreement, (i) D&D was granted customary pre-emptive rights to purchase its pro rata portion of the equity securities offered by the company from time to time and (ii) the parties agreed to cooperate on a joint venture to introduce and market the company’s products in the Asian market, with particular focus on the Greater China Area, and to develop a new Omega-3 beverage product.

Subsequently, D&D invested $3,000,000 in the Company’s SAFE vehicles. Pursuant to its SAFE, (i) D&D’s director designation rights were reaffirmed and expanded to include one additional independent director, (ii) Shufen Deng was named Vice-Chairman of the Board and (iii) Randle Lee Edwards was designated as an independent director designee. D&D’s director designation rights continue so long as D&D beneficially owns 25% or more of the company’s issued and outstanding common stock and the size of the Board was limited to 9 members.

On September 10, 2024, D&D subscribed for an aggregate of 3,268,795 shares of common stock. Prior to the PIPE, D&D had already been the company’s largest stockholder, beneficially holding 31.5% shares of common stock and the convertible SAFE in the amount of $3,000,000. At the closing, D&D became a beneficial holder of 55.4% shares of common stock, which is calculated assuming exercise of 232,108 currently exercisable warrants to purchase common stock.

D&D’s subscription in the PIPE was paid through automatic conversion of its SAFE in the principal amount of $3,000,000 with the balance of $1,903,192 paid in cash.

Shufen Deng, Vice Chairman of the Company, is the sole principal of D&D and has voting and dispositive control over the shares of common stock held by D&D. Ms. Deng was appointed as director on July 7, 2023 and subsequently, on November 1, 2024, she was appointed Chairman of the board and Chairman of Asian Operations on February 8, 2024. On November 1, 2024, she was appointed Chairman of the board. Randle Lee Edwards and Sam Van are independent director designees of D&D.

On October 10, 2024, certain funds affiliated with Whitebox Advisors, LLC (referred to herein as “Whitebox”) sold and assigned their entire interest in eight secured promissory notes of the company to D&D fora total purchase price of $17,878,248.17. The notes contained customary affirmative and negative covenants and events of default. The Notes were secured by substantially all of the company’s assets, including all intellectual property.

On November 14, 2024, the company entered into a new secured one-year term loan with a principal amount of $10 million with Whitebox. The term loan is secured by substantially all of the Company’s assets, including all intellectual property. The Company used part of the proceeds to pay off and close its existing revolving line of credit. Part of the notes were not convertible and part of the notes were convertible, subject to certain limitations, including a beneficial ownership limitation of 9.9% of the number of shares of Common stock outstanding. D&D already held 55.4% of the outstanding common stock at the time of acquisition of the notes.

On November 14, 2024, in order to facilitate the term loan transaction, D&D and the company amended the notes. D&D released all collateral under the notes, deferred cash payments thereunder and extended the maturity dates of all of the Notes to 181 days after the maturity of the revolving credit facility, which is November 14, 2025 (with the maturity dates of the notes extended to May 14, 2026). D&D and its agent further waived certain events of default under the Notes through the maturity date. Further, as part of the term loan transaction, D&D subordinated its notes to Whitebox. The company further pledged collateral and granted security interests in all of its intellectual property Whitebox.

On November 19, 2024, the company and D&D entered into an exchange agreement, whereby D&D exchanged the Notes, in full, for an aggregate of 22,478,074 shares of common stock of the company, increasing D&D’s beneficial ownership in the company to 87.8%.

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John J. Bello

John J. Bello is the former Chairman of the board and was a significant stockholder of the company. In March 2023 he funded $300,000 to the company through a Simple Agreements for Future Equity (“SAFE”) investment. The SAFE investment converted into 300,000 shares of common stock in February 2024.

Leon M. Zaltzman and the Union Square Entities

Leon M. Zaltzman served as a director on our board of directors from March 21, 2022 through July 7, 2023. After his resignation, he was a board observer as a representative of the Union Square Entities through October 31, 2024.

Mr. Zaltzman is the founder and managing member of Union Square Park Capital Management, LLC (“USPCM”), an SEC Registered Investment Adviser firm and is also the managing member of Union Square Park GP (“USPGP”). USPCM and USPGP serve as the investment manager and general partner to Union Square Park Partners, LP (“USPP Fund”), respectively. Foregoing entities hereinafter collectively referred to as the “Union Square Entities”. The Union Square Entities are a significant stockholder of our common stock and beneficially own approximately 7% of Reed’s issued and outstanding common stock.

On February 8, 2024, Union Square Park Partners LP funded $798,808 to the company through the SAFE investment. The SAFE investment converted into 798,808 shares of common stock in February 2024.

Norman E. Snyder, Jr.

On July 26, 2024, Norman E. Snyder Jr, CEO of the Company, provided a personal guaranty for $500,00 over advance on the company’s line of credit with Alterna Capital Solutions, LLC. The over advance was repaid by September 30, 2024.

EQUITY COMPENSATION PLAN INFORMATION

As of December 31, 2023, our Amended and Restated 2020 Plan was in effect. Our Second Amended and Restated 2017 Incentive Compensation Plan was discontinued, although outstanding awards granted per its terms remain in effect.

The following table provides information, as of December 31, 2023, with respect to equity securities authorized for issuance under our equity compensation plans:

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in
Plan Category	(a)	(b)	Column (a)

Equity compensation plans approved by security holders	145,012	$45.09	189,213
Equity compensation plans not approved by security holders	0	$-	0
TOTAL	145,012	$45.09	189,213

EXECUTIVE OFFICERS

The following section sets forth the names and ages of our current executive officers.

Name	Position(s)	Age
Norman E. Snyder, Jr.	Chief Executive Officer, Director	63
Joann Tinnelly	Chief Financial Officer	55
Christopher Burleson	Chief Commercial Officer	42

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Biographies of Executive Officers

Norman E. Snyder, Jr. was appointed as Chief Executive Officer and director of Reed’s effective March 1, 2020. Prior to his promotion, Mr. Snyder served as Chief Operating Officer of Reed’s from September 2019 through February 29, 2020. Prior to joining Reed’s, Mr. Snyder served as President and Chief Executive Office for Avitae USA, LLC, an emerging premium new age beverage company that markets and sells a line of ready-to-drink caffeinated waters. Prior to Avitae, he served as the President and Chief Operating Officer for Adina For Life, Inc., President and Chief Executive Officer of High Falls Brewing Company, and Chief Financial Officer, and later Chief Operating Officer of South Beach Beverage Company, known as SoBe. In prior experience, Mr. Snyder served as Controller for National Football League Properties, Inc. and in various roles at PriceWaterhouseCoopers during an eight-year tenure. Mr. Snyder earned a B.S. in Accounting from the State University of New York at Albany.

Joann Tinnelly was appointed to permanent position of Chief Financial Officer on October 19, 2023. She served as Interim Chief Financial Officer from March 31, 2023, through October 19, 2023. She has over 30 years of finance and accounting experience in global public and private equity company environments. She is a Certified Public Accountant and has served as Vice President and Corporate Controller of Reed’s since July 2018. She previously served as Interim Chief Financial Officer of Reed’s, from November 22, 2019, through December 1, 2019. Prior to joining Reed’s, from May 2014 to May 2017, she served as Assistant Controller of Steel Excel, Inc., a subsidiary of Steel Partners Holdings, a global diversified holding company. Prior to 2014, Ms. Tinnelly served as Vice President Financial Planning & Analysis and as Assistant Corporate Controller at USI Insurance Services, Assistant Vice President of Royal Bank of Scotland (RBS) Group, multiple financial roles at Momentive Performance Materials and General Electric and financial auditing at PriceWaterhouseCoopers. Ms. Tinnelly holds a Master of Business Administration in Finance and a Bachelor of Business Administration in Public Accounting both from Pace University.

Christopher Burleson was appointed Chief Commercial Officer effective February 1, 2023. In this role, Mr. Burleson leads the sales organization as well as partners with the operations department to streamline supply chain and cost reduction initiatives. He also focuses on strategic partnerships and growth opportunities. From April 25, 2022, to January 31, 2023, Mr. Burleson served as Chief Commercial Officer of Kin Social Tonics. From March 19, 2018, through April 22, 2022, Mr. Burleson was a Vice President and General Manager of Fever Tree, USA. Mr. Burleson also served as a director of Fever Tree USA.

EXECUTIVE COMPENSATION

The company qualifies as a “smaller reporting company” under rules adopted by the SEC. Accordingly, the company has provided scaled executive compensation disclosure that satisfies the requirements applicable to the company in its status as a smaller reporting company. Under the scaled disclosure obligations, the company is not required to provide, among other things, a compensation discussion and analysis or a compensation committee report, and certain other tabular and narrative disclosures relating to executive compensation.

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The following table summarizes all compensation for fiscal years 2023 and 2022 earned by our “Named Executive Officers” during the reported periods:

Name and Principal Position	Year	Salary		Bonus		Stock Awards (1)	All Other Compensation (2)		Total
Norman E. Snyder, Jr.	2023		$310,083		$-	$-		$14,172		$324,255
Chief Executive Officer	2022		$360,500		$-	$-		$15,721		$376,221

Thomas J. Spisak (3)	2023		$60,396		$-	2,633		$10,637		$73,666
Former Chief Financial Officer	2022		$250,075		$-	-		$10,422		$260,497

Neal Cohane (4)	2023				$-			$158,422		$158,422
Former Chief Sales Officer	2022		$250,000		$-			$17,339		$267,339

Joann Tinnelly(5)	2023		$179,375		$-			$6,765		$186,140
Chief Financial Officer	2022		$200,875		$-			$8,247		$209,122

Christopher Burleson	2023		$275,000		$-	36,864		$11,711		$323,575
Chief Commercial Officer	2022	$		$			$		$

(1) The amounts represent the fair value for share-based payment awards issued during the year. The award is calculated on the date of grant in accordance with Financial Accounting Standards.

(2) Other compensation includes both cash payments and the estimated value of the use of Company assets.

(3) Thomas J. Spisak resigned effective March 30, 2023.

(4) Neal Cohane resigned effective July 1, 2023.

(5) Joann Tinnelly was appointed Interim Chief Financial Officer on March 31, 2023 and subsequently appointed permanent Chief Financial Officer on October 19, 2023.

Employment Agreements and Salary Arrangements

The Company and Mr. Snyder are in the process of negotiating a new employment agreement for his position as Chief Executive Officer.

Joann Tinnelly receives a salary of $305,000 and is eligible for a discretionary annual performance bonus based on a target of 35% of her annual salary.

Christopher Burleson receives a salary of $315,000 and is eligible for a discretionary annual performance bonus based on a target of 35% of his annual salary.

Termination of Employment/Retirement

None of our Named Executive Officers currently has any arrangement that provides for retirement benefits, or benefits that will be paid primarily following retirement.

Recovery of Erroneously Awarded Compensation

Not applicable.

Change in Control Provisions

None of our Named Executive Officers currently has a contract, agreement, plan or arrangement that is currently in effect, whether written or unwritten, that provides for payment to him or her following, or in connection with resignation, retirement or other termination, or a change in control of the company or a change in the Named Executive Officer’s responsibilities following a change in control.

The compensation committee in the past has retained discretion to determine the treatment of outstanding stock option awards in connection with a change in control of the company, subject to the terms of contractual agreements. The company’s 2024 Inducement Plan, pursuant to which non-qualified stock options to purchase 250,000 shares of common Stock were made available for issuance to employees, consultants and non-employee directors, provides a carve out to the definition of “change of control” for any bonafide financing transaction.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding unexercised options and equity incentive plan awards for each Named Executive Officer outstanding as of December 31, 2023:

Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price	Option Expiration Date

Norman E. Snyder, Jr. (Chief Executive Officer)	7,685	-	2,230	$44.00	2/25/2030
	500	-	-	$25.00	3/25/2030
	4,322	-	625	$35.00	5/20/2030
	11,890	2,216	2,015	$47.50	9/16/2030

Joann Tinnelly (Chief Financial Officer)	2500	1,501	-	$124.50	2/4/2029
	-	-	960	$25.00	3/25/2030
	5328	992	903	$47.50	9/16/2030

Christopher J. Burleson (Chief Commercial Officer)	0	0	0	$0

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding our shares of common stock beneficially owned as of November 21, 2024, for (i) each Named Executive Officer and director, and (ii) all Named Executive officers and directors as a group and (iii) each stockholder known to be the beneficial owner of 5% or more of our outstanding shares of common stock. A person is considered to beneficially own any shares (i) over which such person, directly or indirectly, exercises sole or shared voting or investment power or (ii) of which such person has the right to acquire beneficial ownership at any time within 60 days through an exercise of stock options or warrants or otherwise. Unless otherwise indicated, voting and investment power relating to the shares shown in the table for our directors and executive officers is exercised solely by the beneficial owner or shared by the owner and the owner’s spouse or children.

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For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares of common stock that such person has the right to acquire within 60 days of November 21, 2024. For purposes of computing the percentage of outstanding shares of our common stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days of November 21, 2024, is deemed to be outstanding but is not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The inclusion herein of any shares listed as beneficially owned does not constitute an admission of beneficial ownership. Except as otherwise indicated below, the persons named in the table have sole voting and investment power with respect to all shares of common stock held by them. Unless otherwise indicated, the principal address of each listed executive officer and director is 501 Merritt 7 Corporate Park, Norwalk, Connecticut 06851.

Named Beneficial Owner Directors and Named Executive Officers	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned (1)
Shufeng Deng (2)	27,139,519	87.8%
Norman E. Snyder, Jr. (3)	83,181	0.3%
Joann Tinnelly (4)	31,982	0.1%
Christopher Burleson (5)	29,369	0.1%
Lewis Jaffe (6)	7,395	0.0%

Directors and Named Executive Officers as a group (5 persons)	27,291,446	88.0%
5% or greater stockholders

D&D Source of Life Holding LTD	27,139,520	87.8%

* Less than 1%

(1) Based on 30,665,365 shares outstanding as of 11/21/24

(2) Mrs. Deng has voting and dispositive control over shares held by D&D Source of Life Holdings. Ltd. Includes 145,828 underlying warrants. Principal address is 26 Harbour Road, Wanchai, Rooms 3006-07, China Resources Building.

(3) Includes 61,162 shares issuable upon exercise of currently exercisable options.

(4) Includes 28,615 shares issuable upon exercise of currently exercisable options.

(5) Includes 5,209 shares issuable upon exercise of currently exercisable options.

(6) Includes 1,600 shares issuable upon exercise of currently exercisable options and 1,607 RSAs from 2022 Board Compensation.

Ratification OF AUDITORS

The audit committee has reappointed Weinberg & Company, P.A. to audit our consolidated financial statements for the fiscal year ending December 31, 2025. Weinberg & Company, P.A., an independent registered public accounting firm, has served as our independent auditor continuously since 2009.

Such pre-approval was ratified pursuant to the Written Consent. Although action by stockholders is not required by law, the board has determined that it is desirable to seek ratification of this pre-approval by the Majority Stockholder. Notwithstanding the appointment, the board, in its discretion, may direct the appointment of new independent registered public accounting firms at any time during the year, if the board feels that such a change would be in the best interest of the company and its stockholders.

Weinberg & Company, P.A. (“Weinberg”) was our independent registered public accounting firm for the years ended December 31, 2023 and 2022.

The following table shows the fees paid or accrued by us for the audit and other services provided by Weinberg for the years ended December 31, 2023, and 2022:

	2023	2022

Audit Fees	$215,314	$205,304
Audit-Related Fees		-
Tax Fees	47,841	38,674
All Other Fees	8,645	8,820
Total	$271,800	$252,798

As defined by the SEC, (i) “audit fees” are fees for professional services rendered by our principal accountant for the audit of our annual financial statements and review of financial statements included in our Form 10-K, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) “audit-related fees” are fees for assurance and related services by our principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “audit fees;” (iii) “tax fees” are fees for professional services rendered by our principal accountant for tax compliance, tax advice, and tax planning; and (iv) “all other fees” are fees for products and services provided by our principal accountant, other than the services reported under “audit fees,” “audit-related fees,” and “tax fees.”

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Audit Fees

Weinberg provided services for the audits of our financial statements included in our Form 10-K and limited reviews of the financial statements included in Quarterly Reports on Form 10-Q.

Audit Related Fees

Weinberg did not provide any professional services which would be considered “audit related fees.”

Tax Fees

Weinberg prepared our 2023 and 2022 Federal and state income tax returns.

All Other Fees

Services provided by Weinberg with respect to the filing of various registration statements made throughout the year are considered “all other fees.”

Audit Committee Pre-Approval Policies and Procedures

Under the SEC’s rules, the audit committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to ensure that they do not impair the auditors’ independence. The SEC’s rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the audit committee’s responsibility for administration of the engagement of the independent registered public accounting firm.

Consistent with the SEC’s rules, the audit committee Charter requires that the audit committee review and pre-approve all audit services and permitted non-audit services provided by the independent registered public accounting firm to us or any of our subsidiaries. The audit committee may delegate pre-approval authority to a member of the audit committee and if it does, the decisions of that member must be presented to the full audit committee at its next scheduled meeting. Accordingly, 100% of audit services and non-audit services described in this Item 14 were pre-approved by the audit committee.

There were no hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Amendment to Bylaws

Our board unanimously approved an amendment to our Bylaws giving the Chairman of our board of directors or holders of the majority of shares of our common stock the right to call special meetings of stockholders, to give the Chairman the right to call special meeting of the board, and further to give the holders of the majority of shares of our common stock the right to fill vacancies on our board. Such amendment was approved pursuant to the Written Consent. The Amended and Restated Bylaws incorporating such changes are attached hereto as Appendix A.

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This amendment will become effective upon the expiration of the 20-day period commencing on the date of mailing of the Notice to our stockholders as required under Rule 14c-2 under the Exchange Act.

Amendment to Certificate of INcorporation

Our board unanimously approved an amendment to our Certificate reducing our authorized shares from, 180,000,000 to 60,000,000. Such amendment was ratified pursuant to the Written Consent. The text of this amendment is attached hereto as Appendix B.

The authorized shares were not reduced when the company effected a 1-for-50 reverse stock split of its issued and outstanding common stock on January 26, 2023. As a result, the number of authorized shares is excessive. We do not anticipate needing the number of authorized shares of common stock currently provided in our Certificate. further, our state franchise tax may be reduced by reducing the number of our authorized shares of common stock. We believe that the availability of additional authorized shares for issuance from time to time at the board’s discretion in connection with possible acquisitions of other companies, future financings, investment opportunities, stock splits or stock dividends or for other corporate purposes is desirable to avoid repeated separate amendments to our Certificate and the delay and expense of holding special meetings of stockholders to approve such amendments. Accordingly, the board has approved the reduction of authorized shares as set forth in Appendix B, which balances these two concerns, reducing the number of authorized shares substantially while retaining a sufficient number of shares for the use by company for those purposes described above.

This amendment has no effect on the par value of the common stock.

This amendment will become effective upon the expiration of the 20-day period commencing on the date of mailing of the Notice to our stockholders as required under Rule 14c-2 under the Exchange Act.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (such as banks and brokers) to satisfy the delivery requirements for these materials with respect to two or more stockholders sharing the same address by delivering a single set of materials addressed to those stockholders. This practice, known as “householding”, is designed to reduce the volume of duplicate information and reduce printing and postage costs.

If you and others who share your mailing address own our common stock in street name, meaning through bank or brokerage accounts, you may have received a notice that your household will receive only one set of materials from each company whose stock is held in such accounts. Unless you responded that you did not want to participate in householding, you were deemed to have consented to it and a single copy of our Notice has been sent to your address.

We will promptly deliver separate copies of our materials at the request of any stockholder who is in a household that participates in the householding of our materials. You may send your request by mail to Reed’s, Inc., 501 Merritt 7 Corporate Park, Norwalk, Connecticut 06851, attention: Joann Tinnelly, Chief Financial Officer, or by telephone at (203) 890-0557.

ANNUAL REPORT ON FORM 10-K

Stockholders that received the Notice may access this Information Statement and our Form 10-K at URL: https://www.okapivote.com/REEDS. Requests for copies of our Form 10-K may be made as follows:

By Email: Email a request to info@okapipartners.com

(2) By Telephone: (877) 869-0171

(3) By Internet: Send request at Contact at URL: https://www.okapivote.com/REEDS

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We filed our Form 10-K with the SEC on April 1, 2024. It is available free of charge at the SEC’s website at www.sec.gov. Upon written request by a stockholder, we will mail without charge a copy of our Form. 10-K, including the financial statements and financial statement schedules, but excluding exhibits to our Form 10-K. Exhibits to our Form 10-K are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit(s). All requests should be directed to Joann Tinnelly, Chief Financial Officer, Reed’s, Inc., 501 Merritt 7 Corporate Park, Norwalk, Connecticut 06851.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’s ANNUAL MEETING

For our next annual meeting, we will disclose the new deadlines by which the stockholder proposals must be received under Item 5 of Part II of our earliest possible Quarterly Report on Form 10-Q or a Current Report on Form 8-K.

STOCKHOLDER ADVISORY VOTES

The current frequency of stockholder advisory vote on the compensation paid to our Named Executive Officers is every three years. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting.

For the Board of Directors

/s/ Norman E. Snyder, Jr.
Norman E. Snyder, Jr. Chief Executive Officer

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APPENDIX A

AMENDED AND RESTATED BYLAWS OF REED’S, INC.

Effective as of January , 2025

The following are the Amended and Restated Bylaws of REED’S, INC., a Delaware corporation (the “Corporation”).

ARTICLE I. MEETINGS OF STOCKHOLDERS

SECTION 1. ANNUAL MEETING. An annual meeting of the stockholders, for the election of directors to succeed those whose terms expire and for the transaction of such other business as may properly come before the meeting, shall be held at such place, on such date, and at such time as the Board of Directors shall each year fix, which date shall be within thirteen (13) months of the last annual meeting of stockholders.

SECTION 2. SPECIAL MEETINGS. Special meetings of the stockholders for any purpose shall be held when called by the Chief Executive Officer (“CEO”), the Chairman, a majority of the Board of Directors, or stockholder(s) holding 51% or more of the issued and outstanding common stock of the Corporation (the “Majority Stockholder(s)”). The Secretary shall issue the call for the meeting, unless the CEO, the Chairman or the Board of Directors designates another person to do so. The stockholders at a special meeting may transact only business that is related to the purposes stated in the notice of the meeting.

SECTION 3. PLACE. Meetings of stockholders may be held within or without the State of Delaware and any stockholder may waive notice thereof either before or after the meeting.

SECTION 4. NOTICE. A written notice of each meeting of stockholders, stating the place, day, and time of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered to each stockholder of record entitled to vote at the meeting, not less than ten (10) nor more than sixty (60) days before the date set for the meeting, either personally or by mail, by or at the direction of the CEO, the Chairman, the Secretary, or the officer or other persons calling the meeting. If mailed, the notice is effective when it is deposited in the United States mail, postage prepaid, addressed to the stockholder at such stockholder’s address as it appears on the records of the Corporation. This notice shall be sufficient for that meeting and any adjournment of the meeting if the time and place to which the meeting is adjourned are announced at the meeting at which the adjournment is taken and, if after the adjournment, the Board of Directors does not fix a new record date for the adjourned meeting. If any stockholder transfers any of such stockholder’s stock after notice is given, it shall not be necessary to notify the transferee.

SECTION 5. NOMINATION OF DIRECTORS AT ANNUAL MEETING(S). At an annual meeting, only a person who is nominated (a) by or at the direction of the Board of Directors or (b) by a stockholder in accordance with this Section 5, may be eligible to serve as a director of the Corporation. This Section 5 shall be the exclusive means for a stockholder to nominate director candidates at an annual meeting of stockholders.

(a) Timing of Notice. To be timely, a stockholder’s notice of director nomination(s) to be made at an annual meeting of stockholders must be delivered to the Secretary of the Corporation, or mailed and received at the principal executive offices of the Corporation, not less than one hundred twenty (120) days before the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the annual meeting or ten (10) days after the first public announcement of the date of the annual meeting. In the case of a special meeting of stockholders called for the purpose of electing directors, a stockholder’s notice of director nomination(s) to be made at the meeting must be so delivered or mailed and received within ten (10) days after the first public announcement of such special meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as described above.

(b) Content of Notice. A stockholder’s notice of nominations for a meeting of stockholders shall set forth: (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director (1) such person’s name, (2) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (3) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (4) a completed and signed written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be in the form used for other directors of the Corporation and provided by the Secretary upon written request), (5) a statement whether such person, if elected, intends to tender, promptly following such person’s election or re-election, an irrevocable resignation effective upon such person’s failure to receive the required vote for re-election at the next meeting at which such person would stand for re- election and upon acceptance of such resignation by the board of directors, in accordance with any policies and procedures adopted by the board of directors for such purpose and (6) a written representation and agreement (in such form as shall be provided by the Secretary upon written request) that such person (A) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (B) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (C) and in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the Corporation; and (b) as to the stockholder giving the notice (1) the name and address, as they appear on the Corporation’s books, of such stockholder and any (A) person controlling, directly or indirectly, or acting in concert with, such stockholder, (B) beneficial owner of shares of stock of the Corporation owned of record or beneficially by such stockholder or (C) person controlling, controlled by or under common control with a person or beneficial owner identified by (A) or (B) above (each, a “Stockholder Associated Person”), (2) the class and number of shares of stock of the Corporation that are held of record or are beneficially owned by such stockholder or any Stockholder Associated Person, (3) a description of all other securities or contracts, with a value derived in whole or in part from the value of any shares of stock of the Corporation, held by or to which the stockholder or any Stockholder Associated Person is a party, (4) a description of any material relationships, including financial transactions and compensation, between the stockholder and the proposed nominee(s), and (5) a representation and other appropriate evidence that the stockholder is a holder of record of shares of stock of the Corporation entitled to vote for the election of directors at the meeting, will continue to be a holder of record of shares of stock entitled to vote for the election of directors through the date of the meeting, and intends to appear in person or by proxy at the meeting to nominate the person(s) specified in the notice.

(c) Consequences of Failure to Give Proper Notice. No stockholder nominee shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 5. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures prescribed by the Bylaws, and if he should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 5, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder with respect to the matters set forth in this Section 5.

SECTION 6. NOTICE OF BUSINESS TO BE BROUGHT BEFORE A MEETING. OTHER THAN DIRECTOR NOMINATIONS. At any meeting of stockholders, the proposal of business (other than nomination and election of directors, which shall be subject to Article I, Section 5) to be considered by the stockholders may be made (a) pursuant to the Corporation’s notice of the meeting (or any supplement thereto), (b) by or at the direction of the Board of Directors, or (c) by any stockholder of record of the Corporation entitled to vote on the business at the meeting who complies with the notice procedures set forth in this Section 6. This Section 6 shall be the exclusive means for a stockholder to propose business to be considered at a meeting of the Corporation’s stockholders

(a) Timing of Notice. For a stockholder to properly propose business to be considered at a stockholder meeting, such stockholder’s notice of business to be considered at such meeting must be delivered to the Secretary of the Corporation, or mailed and received at the principal executive offices of the Corporation, not less than one hundred twenty (120) days before the first anniversary of the date of the preceding year’s annual meeting of stockholders; provided, however, that if the date of the annual meeting is more than thirty (30) days before or sixty (60) days after such anniversary date, such notice will be timely only if so delivered or mailed and received no later than the later of one hundred twenty (120) days prior to the date of the meeting or ten (10) days after the first public announcement of the date of the annual meeting. In the case of a special meeting of stockholders, a stockholder’s notice of business to be considered at the meeting must be so delivered or mailed and received within ten (10) days after the first public announcement of such special meeting. Except to the extent otherwise required by law, the adjournment of a meeting of stockholders shall not commence a new time period for the giving of a stockholder’s notice as describe above.

(b) Content of Notice. A stockholder’s notice of business to be considered shall set forth (a) as to each item of business the stockholder proposes to bring before the meeting (1) a reasonably brief description of the business desired to be considered, (2) the reasons for considering such business at the meeting, (3) the text of the business to be considered (including the text of any resolutions proposed for consideration), and (4) a reasonably detailed description of all agreements, arrangements and understandings between or among the stockholder and any such beneficial owner in connection with the proposal of such business by such stockholder; (b) as to the stockholder giving the notice, (1) the name and address, as they appear on the Corporation’s books, of the stockholder and any Stockholder Associated Person, (2) the class and number of shares of stock of the Corporation that are held of record or are beneficially owned by such stockholder or any Stockholder Associated Person, (3) a description of all other securities or contracts, with a value derived in whole or in part from the value of any shares of stock of the Corporation, held by or to which the stockholder or any Stockholder Associated Person is a party, (4) any material interest of the stockholder or any such Stockholder Associated Person in the business the stockholder proposes to bring before the meeting and (5) a representation and other appropriate evidence that the stockholder is a holder of record of shares of stock entitled to vote on such business at the meeting, will continue to be a holder of record of shares of stock entitled to vote on such business through the date of the meeting, and intends to appear in person or by proxy at the meeting to propose the item of business.

(c) Consequences of Failure to Give Proper Notice. Notwithstanding anything in these Bylaws to the contrary, no proposal of business by a stockholder (other than nomination and election of directors, which shall be subject to Article I, Section 5) shall be considered by the stockholders unless given in accordance with the procedures set forth in this Section 6; provided, however, that a proposal submitted by a stockholder for inclusion in the Corporation’s proxy statement for an annual meeting that is appropriate for inclusion therein and otherwise complies with the provisions of Rule 14a-8 under the Securities Exchange Act of 1934, as amended (including timeliness) shall be deemed to have also been submitted on a timely basis pursuant to this Section 6. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of the Bylaws, and if he should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Notwithstanding the foregoing provisions of this Section 6, a stockholder shall also comply with all applicable requirements of the Securities Exchange Act of 1934, as amended and the rules and regulations thereunder with respect to the matters set forth in this Section 6.

SECTION 7. RELATION TO EXCHANGE ACT. Nothing in these By-Laws shall be deemed to affect any right of a stockholder to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

SECTION 8. WAIVERS OF NOTICE. Whenever any notice is required to be given to any stockholder under these Bylaws, the Corporation’s Certificate of Incorporation, or the Delaware General Corporation Law, a written waiver of notice signed at any time by the person entitled to that notice shall be equivalent to giving that notice. Attendance by a stockholder entitled to vote at a meeting, in person or by proxy, constitutes a waiver of notice of the meeting, except when a stockholder attends a meeting for the purpose, expressed at the beginning of the meeting, of objecting to the transaction of any business because the meeting is not lawfully called or convened.

SECTION 9. CLOSING OF TRANSFER BOOKS OR FIXING OF RECORD DATE. For the purpose of determining stockholders entitled to payment of any dividend or to receive notice of or to vote at any meeting of stockholders or any adjournment of any meeting or in order to make a determination of stockholders for any other purpose, the Board of Directors may provide that the stock transfer books shall be closed for a period not to exceed sixty (60) days. If the stock transfer books are closed for the purpose of determining stockholders entitled to notice of or to vote at a meeting of stockholders, they shall be closed at least ten (10) days immediately preceding that meeting. Instead of closing the stock transfer books, the Board of Directors may fix in advance a date as the record date for the determination of stockholders but that date shall never be more than sixty (60) days nor, in case of a meeting of stockholders, less than ten (10) days prior to the date on which the action requiring the determination of stockholders is to be taken. If the stock transfer books are not closed and no record date is fixed for the determination of stockholders, the date on which either notice of the meeting is mailed or the resolution of the Board of Directors declaring a dividend or authorizing the action that requires a determination of stockholders is adopted shall be the record date for the determination of stockholders. When a determination of stockholders entitled to vote at any meeting of stockholders has been made as provided in this section, the determination shall apply to any adjournment of the meeting, unless the Board of Directors fixes a new record date for the adjourned meeting.

SECTION 10. VOTING RECORD. At least ten (10) days before each meeting of stockholders, the officer or agent having charge of the stock transfer books for shares of the Corporation shall make a complete list of the stockholders entitled to vote at that meeting or at any adjournment of such meeting, stating each stockholder’s address and the number, class, and series of the shares that he holds. This list shall be kept on file for a period of at least ten (10) days before the meeting at the Corporation’s registered office or principal place of business or at the office of its transfer agent or registrar, and any stockholder may inspect the list anytime during usual business hours. The list also shall be produced and kept open at the time and place of the meeting, and any stockholder may inspect it anytime during the meeting. Failure to comply with the requirements of this section does not affect the validity of any action taken at the meeting.

SECTION 11. STOCKHOLDER QUORUM AND VOTING. A majority of the shares entitled to vote, represented in person or by proxy, constitutes a quorum at any meeting of stockholders. When an item of business must be voted on by a class or series of stock, a majority of the shares of that class or series constitutes a quorum for the transaction of that business by that class or series. If a quorum is present, the affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is the act of the stockholders unless otherwise provided by law or by the Corporation’s Certificate of Incorporation. After a quorum has been established at a stockholders’ meeting, a withdrawal of stockholders that reduces the number of stockholders entitled to vote at the meeting below the number required for a quorum does not affect the validity of any action taken at the meeting.

SECTION 12. VOTING OF SHARES. Every stockholder entitled to vote at a meeting of stockholders is entitled, upon each proposal presented to the meeting, to one vote for each share of voting stock recorded in his/her/its name on the books of the Corporation on the record date fixed as provided in Article I, Section 9 of these Bylaws. A stockholder may vote either in person or by proxy executed in writing by the stockholder or his/her/its duly authorized attorney-in-fact. Treasury shares, shares of stock of this Corporation owned by another corporation the majority of the voting stock of which is owned or controlled by this Corporation, and shares of stock of this Corporation that it holds in a fiduciary capacity shall not be voted, directly or indirectly, at any meeting and shall not be counted in determining the total number of outstanding shares. The Chairman of the Board of Directors, the CEO, any Vice President, the Secretary and the Treasurer of a corporate stockholder, in that order, are presumed to possess authority to vote shares standing in the name of the corporate stockholder in the absence of a bylaw or other instrument of the corporate stockholder designating some other officer, agent, or proxy to vote the shares. Proof of that designation shall be made by presentation of a certified copy of the bylaws or other instrument of the corporate stockholder. Shares held by a personal representative, executive, administrator, guardian, conservator, trustee or other fiduciary may be voted by him/her/it, either in person or by proxy, without a transfer of those shares into his/her/its name. Shares registered in the name of another corporation, domestic or foreign, may be voted by such officer, agent or proxy as the bylaw (or comparable instrument) of such corporation may prescribe, or in the absence of such provision, as the Board of Directors (or comparable body) of such corporation may determine. Shares registered in the name of a deceased person may be voted by his or her executor or administrator, either in person or by proxy. If he or she is authorized to do so by an appropriate order of the court by which he was appointed, a receiver may vote shares standing in his or her name or held by or under his or her control without a transfer of those shares into his or her name. A stockholder whose shares are pledged may vote those shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee or his/her/its nominee shall be entitled to vote the shares transferred, unless the instrument creating the pledge provides otherwise.

SECTION 13. PROXIES. A stockholder entitled to vote at a meeting of the stockholders or to express consent or dissent without a meeting or a stockholder’s duly authorized attorney-in-fact may authorize one or more persons to act for him/her/it by proxy. To be effective, a proxy must be signed by the stockholder or his/her/its attorney-in-fact. A proxy granting authority to vote shares that are registered in the names of multiple owners is effective only if each record owner signs it. A proxy is not valid after three (3) years from its date unless it provides otherwise. A proxy is revocable at the pleasure of the stockholder executing it, except as otherwise provided by law. A proxy holder’s authority to act is not revoked by the incompetence or death of the stockholder who executed the proxy unless, before the authority is exercised, the officer or agent responsible for maintaining the list of stockholders receives written notice of an adjudication of incompetence or death. If a proxy for the same shares confers authority on two or more persons and does not otherwise indicate how the shares should be voted, a majority of those proxies who are present at the meeting (or a single proxy holder if only one is present) may exercise all the powers conferred by the proxy, but if the proxy holders present at the meeting are equally divided as to the manner of voting in any case, the voting of the shares subject to the proxy shall be prorated. If a proxy expressly provides, the proxy holder may appoint in writing a substitute to act in his/her/its place.

SECTION 14. ACTION BY STOCKHOLDERS WITHOUT A MEETING. Any action required by law, these Bylaws or the Certificate of Incorporation of this Corporation to be taken at an annual or special meeting of stockholders of the Corporation or any action that may be taken at any annual or special meeting of the stockholders, including without limitation removal of directors, election of directors and filling vacancies on the board of directors, may be taken without a meeting, without prior notice, and without a vote, if a written consent, setting forth the action taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on the matter were present and voted. All stockholders need not sign the same document. If any class of shares is entitled to vote as a class, written consent is required of both (a) the holders of each class of shares entitled to vote as a class, and (b) the total shares entitled to vote on the matter. In the case of each vote required by paragraphs (a) and (b) of the immediately preceding sentence, each such vote shall have not less than the minimum number of votes that would be necessary to authorize or take action at a meeting at which all shares entitled to vote on the matter were present and voted. Promptly after the stockholders authorize an action by written consent, written notice shall be given to the stockholders who did not consent.

SECTION 15. VOTING TRUSTS. Any number of stockholders of this Corporation may create a voting trust in the manner provided by law for the purpose of conferring upon the trustee or trustees the right to vote or otherwise represent their shares. When the counterpart of a voting trust agreement and a copy of the record of the holders of voting trust certificates are deposited with the Corporation as provided by law, those documents shall be subject to the same right of examination by a stockholder of the Corporation, in person or by agent or attorney, as are the books and records of the Corporation, and the counterpart and the copy of the records shall be subject to examination by any holder of record of voting trust certificates, either in person or by agent or attorney at any reasonable time for any proper purpose.

SECTION 16. STOCKHOLDERS AGREEMENT. Two or more stockholders of this Corporation may enter into an agreement providing for the exercise of voting rights in the manner provided in the agreement or relating to any phase of the affairs of the Corporation, in the manner and to the extent provided by law. The agreement shall not impair the right of this Corporation to treat a stockholder of record as entitled to vote the shares as standing in his/her/its name.

ARTICLE II. DIRECTORS

SECTION 1. FUNCTION. The business of this Corporation shall be managed and its corporate powers exercised by the Board of Directors.

SECTION 2. NUMBER. The number of members of the Corporation’s Board of Directors shall not be less than one (1) nor more than nine (9), as fixed from time to time by resolution of the Board of Directors, except that in the absence of any such designation, such number shall be five (5). All the Directors shall be of full age and at least one shall be a citizen of the United States. Each director shall be elected for a term of one (1) year and until his or her successor is elected and qualified, except as otherwise provided herein or required by law. The presence of a majority of all Directors shall be necessary at any meeting to constitute a quorum for the transaction of business.

Meetings of the Directors may be held within or without the state of Delaware. Whenever the authorized number of directors is increased between annual meetings of the stockholders, a majority of the directors then in office shall have the power to elect such new directors for the balance of a term and until their successors are elected and qualified. Any decrease in the authorized number of directors shall not become effective until the expiration of the term of the directors then in office unless, at the time of such decrease, there shall be vacancies on the board which are being eliminated by the decrease. The Chairman of the Board of Directors shall be chosen from the Directors by the Directors.

SECTION 3. QUALIFICATION. Each Director need not be a resident of Delaware.

SECTION 4. COMPENSATION. The Board of Directors has authority to fix the compensation of the Directors as Directors and as officers.

SECTION 5. DUTIES OF DIRECTORS. A Director shall perform his or her duties as a Director, including his or her duties as a member of any committee of the Board of Directors upon which he serves, in good faith, in a manner he reasonably believes to be in the best interests of the Corporation, and with such care as an ordinarily prudent person in a similar position would use under similar circumstances. In performing his or her duties, a Director may rely on information, opinions, reports, or statements, including financial statements and other financial data, prepared or presented by the following:

(a) one or more officers or employees of the Corporation whom the Director reasonably believes to be reliable and competent in the matters presented;

(b) counsel, public accountants, or other persons as to matters that the Director reasonably believes to be within that person’s professional or expert competence; or

(c) a committee of the Board of Directors upon which he does not serve and which he reasonably believes to merit confidence, as to matters within the authority designated to it by the Certificate of Incorporation or the Bylaws. A Director shall not be considered as acting in good faith if he has knowledge concerning the matter in question that would cause the reliance described above to be unwarranted. A person who performs his or her duties in compliance with this section shall have no liability because of being or having been a Director of the Corporation.

SECTION 6. PRESUMPTION OF ASSENT. A Director of the Corporation who is present at a meeting of the Board of Directors at which action on any corporate matter is taken is presumed to have assented to the action unless he votes against it or expressly abstains from voting on it. The Secretary of the meeting shall record each abstention or negative vote in the minutes of the meeting.

SECTION 7. NEWLY CREATED DIRECTORSHIPS AND VACANCIES. If the office of any director becomes vacant by reason of death, resignation, disqualification, removal or other cause, a majority of the directors remaining in office, although less than a quorum, may elect a successor for the unexpired term and until his or her successor is elected and qualified.

SECTION 8. QUORUM AND VOTING. A majority of the full Board of Directors constitutes a quorum for the transaction of business. The act of the majority of the Directors present at a meeting at which a quorum is present is the act of the Board of Directors.

SECTION 9. EXECUTIVE AND OTHER COMMITTEES. The Board of Directors by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees each of which, to the extent provided in the resolution shall have and may exercise all the authority of the Board of Directors, except that no committee shall have the authority to:

(a) approve, adopt or recommend to stockholders actions or proposals required by law to be submitted to the stockholders, or

(b) amend or repeal the Bylaws.

The Board of Directors, by resolution adopted according to this section, may designate one or more Directors as alternate members of any committee, who may act in the place of any absent member at any meeting of that committee.

SECTION 10. PLACE OF MEETINGS. Regular and special meetings by the Board of Directors may be held within or outside the State of Delaware.

SECTION 11. REGULAR MEETINGS. A regular meeting of the Board of Directors shall be held without notice other than this Bylaw immediately after, and at the same place as, the annual meeting of stockholders. The Board of Directors may provide, by resolution, the time and place for the holding of additional regular meetings without notice other than this Bylaw.

SECTION 12. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called by or at the request of the CEO, the Chairman or any two Directors.

SECTION 13. NOTICE OF MEETINGS. Written notice of the time and place of special meetings of the Board of Directors shall be given to each Director by either personal delivery or first-class United States mail, telegram, or cablegram at least two (2) days before the day on which the meeting held or shall be sent to him or her by facsimile transmission or telephoned or personally delivered to him or her not later than the day before the day on which the meeting is held. Notice of a meeting of the Board of Directors need not be given to any Director who signs a waiver of notice before, during, or after the meeting. Attendance of a Director at a meeting constitutes a waiver of notice of that meeting and waiver of all objections to the time and place of the meeting, and the manner in which it was called or convened, except when the Director attends the meeting solely to object, at the beginning of the meeting, to the transaction of business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of that meeting. A majority of the Directors present, whether or not a quorum exists, may adjourn any meeting of the Board of Directors to another time and place. Notice of any adjourned meeting shall be given to the Directors who were not present at the time of the adjournment and, unless the time and place of the adjourned meeting are announced at the time of the adjournment, to the other Directors.

SECTION 14. METHOD OF MEETING. Members of the Board of Directors may participate in the meeting of the Board of Directors by means of a conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time. Participation by such means constitutes presence in person at a meeting.

SECTION 15. ACTION WITHOUT A MEETING. Any action required to be taken at a meeting of the Directors, or any action that may be taken at a meeting of the Board of Directors or a committee of the Board of Directors, may be taken without a meeting if a written consent, setting forth the action to be taken and signed by all the Directors or committee members, is filed in the minutes of the proceedings of the Board of Directors or the committee. All Directors need not sign the same document. A unanimous, written consent has the same effect as a unanimous vote.

SECTION 16. DIRECTOR CONFLICTS OF INTEREST. No transaction or contract involving a Corporation shall be invalid solely because one or more of its officers or directors has an interest, directly or indirectly, in the party with whom the Corporation is contracting or doing business. The presence for quorum purpose of such interested directors, their participation in the consideration of the matter or even their votes in favor will not render the transaction void or voidable, if at least one of three additional circumstances is present:

(a) The facts concerning the interest are known and the transaction is approved by a majority of the disinterested directors, even though such disinterested directors may be less than a quorum; or

(b) The facts concerning the interest are known, and the transaction is approved in good faith by the stockholders; or

(c) The transaction was fair to the Corporation at the time it was made.

SECTION 17. APPROVAL OR RATIFICATION OF ACTS OR CONTRACT BY STOCKHOLDERS. The Board of Directors in its discretion may submit any act or contract for approval or ratification at any annual meeting of the stockholders, or at any special meeting of the stockholders called for the purpose of considering any such act or contract, and any act or contract that shall be approved or be ratified by the vote of the stockholders holding a majority of the issued and outstanding shares of stock of the Corporation entitled to vote and present in person or by proxy at such meeting (provided that a quorum is present), shall be as valid and as binding upon the Corporation and upon all the stockholders as if it has been approved or ratified by every stockholder of the Corporation. In addition, any such act or contract may be approved or ratified by the written consent of stockholders holding a majority of the issued and outstanding shares of capital stock of the Corporation entitled to vote and such consent shall be as valid and as binding upon the Corporation and upon all the stockholders as if it had been approved or ratified by every stockholder of the Corporation.

ARTICLE III. OFFICERS

SECTION 1. OFFICERS. The Executive Officers of the Corporation shall consist of a CEO, President, a Secretary, and a Treasurer, and may include one or more Executive and Senior Vice Presidents. The Executive Officers shall be elected by the Board of Directors, at the first meeting of the Board of Directors following the annual meeting of the stockholders each year. The Board of Directors from time to time may elect or appoint other officers (including Vice Presidents), assistant officers, and agents, who shall have the authority and perform such duties as the Board of Directors prescribes. Each Executive Officer shall hold office until his or her successor is appointed and has qualified or until his or her earlier death, resignation, or removal from office. One (1) person may hold any two (2) or more Executive Offices. The failure to elect any Executive Officer shall not affect the existence of the Corporation.

SECTION 2. PRESIDENT. The President may also be the CEO of the Corporation. Subject to the directions of the Board of Directors, the CEO has general and active management of the business and affairs of the Corporation, and shall preside at all meetings of the stockholders and Board of Directors. The duties, powers and functions of the CEO and other officers shall be such as is and has been customary for such CEO and officers of the Corporation.

SECTION 3. VICE PRESIDENTS. The Executive Vice Presidents and Senior Vice Presidents have the powers and shall perform the duties that the Board of Directors or the President prescribes. Unless the Board of Directors otherwise provides, if the President is absent or unable to act, the Executive Vice President shall perform all the duties and may exercise all the powers of the President. If the Executive Vice President is absent or unable to act, the Vice President who has served in the capacity for the longest time and who is present and able to act shall perform all the duties and may exercise all the powers of the Executive Vice President. Unless the Board of Directors otherwise provides, any Executive or Senior Vice President may sign bonds, deeds, and contracts for the Corporation and, with the Secretary or Assistant Secretary, may sign certificates for shares of stock of the Corporation.

SECTION 4. SECRETARY. The Secretary shall (a) keep the minutes of the meetings of the stockholders and the Board of Directors in one or more books provided for that purpose, (b) see that all notices are duly given according to the relevant provisions of these Bylaws or as required by law, (c) maintain custody of the corporate records and seal, attest the signatures of officers who execute documents on behalf of the Corporation, and affix the seal to all documents that are executed on behalf of the Corporation under its seal, (d) keep a register of each stockholder’s mailing address that the stockholder furnishes to the Secretary, (e) sign with the President or a Vice President certificates for shares of stock of the Corporation, the issuance of which has been authorized by resolution of the Board of Directors, (f) have general charge of the stock transfer books of the Corporation, and (g) in general, perform all duties incident to the office of Secretary and such other duties as the President or the Board of Directors from time to time prescribes.

SECTION 5. TREASURER. The Treasurer shall (a) have charge and custody of and be responsible for all funds and securities of the Corporation, (b) receive and give receipts for all monies due and payable to the Corporation and deposit all monies in the name of the Corporation in the banks, trust companies, or other depositories selected by the Board of Directors, and (c) in general perform all the duties incident to the office of Treasurer and such other duties as the President or the Board of Directors from time to time assigns to him or her. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his or her duties in such sum and with such sureties as the Board of Directors determines.

SECTION 6. REMOVAL OF OFFICERS. An officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors or the CEO whenever in the judgment of either, his or her removal would serve the best interests of the Corporation. Removal shall be without prejudice to any contract rights of the person removed.

The mere appointment of any person as an officer, agent, or employee of the Corporation does not create any contract rights. The Board of Directors may fill a vacancy in any office.

SECTION 7. SALARIES. The Board of Directors from time to time shall fix the salaries of the officers, and no officer shall be prevented from receiving a salary merely because he is also a director of the Corporation.

ARTICLE IV. INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS

SECTION 1. RIGHT TO INDEMNIFICATION. Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a “proceeding”), by reason of the fact that he or she, or a person of whom he or she is the legal representative, is or was or has agreed to become a director or officer of the Corporation or is or was serving or has agreed to serve at the request of the Corporation as a director or officer of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether the basis of such proceeding is alleged action in an official capacity as a director or officer or in any other capacity while serving or having agreed to serve as a director or officer, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) against all expense, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to serve in the capacity which initially entitled such person to indemnity hereunder and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Article IV shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a current, former or proposed director or officer in his or her capacity as a director or officer or proposed director or officer (and not in any other capacity in which service was or is or has been agreed to be rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such indemnified person, to repay all amounts so advanced if it shall ultimately be determined that such indemnified person is not entitled to be indemnified under this Section or otherwise.

SECTION 2. INDEMNIFICATION OF EMPLOYEES AND AGENTS. The Corporation may, by action of its Board of Directors, provide indemnification to employees and agents of the Corporation, individually or as a group, with the same scope and effect as the indemnification of directors and officers provided for in this Article.

SECTION 3. NONEXCLUSIVITY OF RIGHTS. The right to indemnification and the advancement and payment of expenses conferred in this Article IV shall not be exclusive of any other right which any person may have or hereafter acquire under any law (common or statutory), provision of the Certificate of incorporation of the Corporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

SECTION 4. INSURANCE. The Corporation may maintain insurance, at its expense, to protect itself and any person who is or was serving as a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Delaware General Corporation Law.

SECTION 5. SAVINGS CLAUSE. If this Article IV or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify and hold harmless each director and officer of the Corporation as to costs, charges and expenses (including attorneys’ fees), judgments, fines, and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative to the full extent permitted by any applicable portion of this Article IV that shall not have been invalidated and to the fullest extent permitted by applicable law.

ARTICLE V. STOCK CERTIFICATES

SECTION 1. ISSUANCE. Every stockholder of this Corporation is entitled to have a certificate, evidencing all shares to which he is entitled. No certificate shall be issued for any share until the share is fully paid.

SECTION 2. FORM. Certificates evidencing shares in this Corporation shall be signed by the CEO or a Vice President and the Secretary or an Assistant Secretary and may be sealed with the seal of this Corporation or a facsimile of the seal. The signatures of the foregoing officers may be facsimiles if the certificate is manually signed on behalf of a transfer agent or a registrar, other than the Corporation or an employee of the Corporation. If, before the certificate is issued, any officer who signed or whose facsimile signature has been placed on the certificate ceases to hold that office, the certificate may be issued and will be as effective as if that person were an officer at the date of issuance. Every certificate evidencing shares that are restricted as to the sale, disposition, or other transfer shall (a) bear a legend stating that those shares are restricted as to transfer and (b) the circumstances under which the shares may be transferred. Every certificate evidencing shares shall state on its face (a) the name of the Corporation, (b) that the Corporation is organized under the laws of Delaware, (c) the name of the person or persons to whom the shares are issued, (d) the number and class of shares, (e) the designation of the series, if any, that the certificate evidences and (f) the par value of each share evidenced by the certificate.

Notwithstanding any other provision in these Bylaws, the Corporation may adopt a system of issuance, recordation and transfer of its shares by electronic or other means not involving any issuance of certificates, including provisions for notice to purchasers in substitution for any required statements on certificates, and as may be required by applicable corporate securities laws, which system has been approved by the United States Securities and Exchange Commission. Any system so adopted shall not become effective as to issued and outstanding certificated securities until the certificates therefore have been surrendered to the Corporation.

SECTION 3. LOST, STOLEN, OR DESTROYED CERTIFICATES. The Corporation may issue a new certificate in the place of any certificate previously issued if the holder of record of the Corporation (a) makes proof in affidavit form that it has been lost, destroyed, or wrongfully taken, (b) requests the issuance of a new certificate before the Corporation has notice the certificate has been acquired by a purchaser for value in good faith and without notice of any adverse claim, (c) if requested by the Corporation, gives bond in such form as the Corporation directs, to indemnify the Corporation, the transfer agent, and the registrar against any claim that may be made because of the alleged loss, destruction, or theft of a certificate, and (d) satisfies any other reasonable requirements imposed by the Corporation.

ARTICLE VI. BOOKS AND RECORDS

SECTION 1. RECORDS REQUIRED. This Corporation shall keep correct and complete books and records of account and minutes of the proceedings of its stockholders, Board of Directors and committees of Directors, and shall keep at its registered office or principal place of business, or at the office of its transfer agent or registrar, a record of its stockholders, giving the names and addresses of all stockholders, and the number, class and series, if any, of the shares held by each.

SECTION 2. FORM. The Corporation’s books, records, and minutes may be written or kept in any other form capable of being converted into writing within a reasonable time.

SECTION 3. INSPECTION. Upon written demand stating a proper purpose, any stockholder may examine, in person or by agent or attorney, during the usual hours for business, the Corporation’s stock ledger, a list of its stockholders, and any other books and records permitted by law, and may make copies or extracts from any of the foregoing.

SECTION 4. FINANCIAL REPORTS. Unless modified by resolution of the stockholders, not later than four (4) months after the close of each fiscal year, this Corporation shall prepare a balance sheet showing in reasonable detail the financial condition of the Corporation as of the close of its fiscal year and a profit and loss statement showing the results of its operation during its fiscal year. These balance sheets and profit and loss statements shall be (a) filed at the office of the Corporation, (b) kept for at least three (3) years, and (c) subject to inspection during business hours by any stockholder or holder of voting trust certificates, in person or by agent. The Corporation shall mail a copy of the most recent balance sheet and profit and loss statement to any stockholder or holder of voting trust certificates for shares of the Corporation, upon his/her/its written request.

SECTION 5. FISCAL YEAR. The fiscal year of the Corporation shall be determined by resolution of the Board of Directors.

ARTICLE VII. DIVIDENDS

The Board of Directors from time to time may declare, and the Corporation may pay, dividends on the Corporation’s outstanding shares in the manner and upon the terms and conditions provided by law.

ARTICLE VIII. MISCELLANEOUS

SECTION 1. CORPORATE SEAL. The Board of Directors may provide a suitable seal containing the name of the Corporation. The Secretary shall have charge of the seal (if any). If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer.

SECTION 2. RESIGNATIONS. Any director, member of a committee or officer may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or if no time be specified, at the time of its receipt by the chief executive officer or secretary. The acceptance of a resignation shall not be necessary to make it effective, unless expressly so provided in the resignation.

SECTION 3. FACSIMILE SIGNATURES. In addition to the provisions for the use of facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the Corporation may be used whenever and as authorized by the Board of Directors.

ARTICLE IX. AMENDMENT

The Board of Directors is hereby expressly authorized to adopt, amend or repeal the bylaws of the Corporation or adopt new bylaws, without any action on the part of the stockholders, by the vote of a majority of the directors; provided, however, that no such adoption, amendment, or repeal shall be valid with respect to bylaw provisions which have been adopted, amended, or repealed by the stockholders; and further provided, that bylaws adopted or amended by the Board of Directors and any powers thereby conferred may be amended, altered, or repealed by the stockholders.

APPENDIX B

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

REED’S, INC.

Reed’s, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), docs hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment of Certificate of Incorporation (this “Amendment”) to decrease its authorized capital stock to Sixty Million Five Hundred Thousand (60,500,000), of which Sixty Million (60,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share; and (ii) declaring this Amendment to be advisable, submitted to, and considered by, the stockholders of the Corporation entitled to vote thereon for approval by the affirmative vote of such stockholders in accordance with the terms of the Corporation’s Certificate of Incorporation, as previously amended (the “Certificate of Incorporation”) and Section 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and recommended for approval by the stockholders of the Corporation.

SECOND: That thereafter, pursuant to resolutions of its Board of Directors, the necessary number of shares as required by statute were voted in favor of the Amendment.

THIRD: That this Amendment was duly adopted in accordance with the terms of the Certificate of Incorporation and the provisions of Section 242 of the DGCL by the Board of Directors and stockholders of the Corporation.

FOURTH: The Certificate of Incorporation is amended by amending Article IV thereof to read in its entirety as follows: The total number of shares of capital stock which the Corporation is authorized to issue is Sixty Million Five Hundred Thousand (60,500,000), of which Sixty Million (60,000,000) shall be shares of Common Stock having a par value of $.0001 per share and Five Hundred Thousand (500,000) shall be shares of Preferred Stock having a par value of $10.00 per share. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors is hereby authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences, and rights and the qualifications, limitations, or restrictions thereof, of each such series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any wholly unissued series of Preferred Stock, and the number of shares constituting such series and the designation thereof, or any of the foregoing. The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series, the number of which was fixed by it, subsequent to the issue of shares of such series then outstanding, subject to the powers, preferences, and rights and the qualifications, limitations, and restrictions thereof stated in the resolution of the Board of Directors originally fixing the number of shares of such series. If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment of Certificate of Incorporation to be signed by the ________________________ of the Corporation on __________, 2025.

REED’S, INC.

By:
Name:
Title: